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                                                             NEWCOURT-TREASURY

                                                                                     Master
                                                                                     Trust                         October 1996
Newcourt Receivables Asset Trust                  Collection        Reserve       Distribution
Monthly Servicer Certificate - Accounts             Account         Account          Account        Series 1996-1  Series 1996-2
---------------------------------------             -------         -------          -------        -------------  -------------

Beginning Account Balances                              0.00     2,817,147.46             0.00
Investment Earnings                                20,098.94        13,565.83

Collection Account

Collections [4.3 a]                            10,715,042.74
Add:   Servicer Advances [4.3 b]                        0.00
Add:   Liquidation Proceeds from                        0.00
        Servicer
Less:  Collections to reimburse Servicer
        Advances [4.3 c]                         (331,088.43)

Less:   Investment Earnings to                    (20,098.94)      (13,565.83)
         Newcourt [4.2 e]


Available Amount                              (10,383,954.31)                    10,383,954.31
----------------

Payments on Payment Date

  (A)   Unreimbursed Servicer Advances                  0.00                              0.00
         [4.3 d i]

  (B)   Servicing Fee [4.3 d ii]                 (140,857.37)                       140,857.37

  (C)   Amount owed to Hedging Counterparty
         [4.3 d iii]                                    0.00                              0.00

  (D)   Series Available Amount to
         each Series of Notes [4.3 d iv]                                         10,243,096.94      4,200,224.62   6,042,872.32

        (1)   Class A Interest [4.3 div A]     (1,472,970.46)                                         539,537.54     933,432.92

        (2)   Class B Interest [4.3 div B]        (73,216.90)                                          28,033.03      45,183.87

        (3)   Class A Principal [4.3 div C]    (8,150,804.19)                                       4,210,043.47   3,940,760.72

        (4)   Deposit Reserve Account
               [4.3 d iv D]                              0.00            0.00                               0.00           0.00
              Repayment Newcourt Advance                 0.00      (86,079.67)

        (5)   Class C Interest [4.3 div E]         (88,943.11)                                         33,691.75      55,251.36

        (6)   Class B Principal [4.3 div F]       (228,581.14)                                        135,602.12      92,979.02

        (7)   Class C Principal [4.3 div G]       (228,581.14)                                        135,602.12      92,979.02

        (8)   Class A Accelerated                        0.00                                               0.00           0.00
               Principal Payment [4.3 d iv H]

        (9)   Class B Accelerated                        0.00                                               0.00           0.00
               Principal Payment [4.3 d iv I]

        (10)   Pay to Hedging                            0.00                                               0.00           0.00
                Counterparty [4.3 d iv J]

        (11)   Class C Accelerated                       0.00                                               0.00           0.00
                Principal Payment [4.3 d iv K

                  Subtotal                              (0.00)

Distributions to Noteholders                   (10,383,954.31)                      140,857.37      5,082,510.03   5,160,586.91

Ending Balance                                           0.00    2,731,067.79             0.00


                                                            NEWCOURT-TREASURY

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Schedules


Prior Month's Series ADCB Reconciliation                                                              October 1996
                                                                                           Series 1996-1       Series 1996-2

      Previous Period Current MonthSeries ADCB                                            105,104,776.95      178,702,443.24
      Less: Previous Period's Prepayments                                                     499,487.30          804,576.60
      Less: Previous Period's Defaults                                                        317,728.77          470,682.01

      Prior Month Series ADCB
        (reported this period)                                                            104,287,560.88      177,427,184.63

Class A Interest Schedule                                                                  Series 1996-1       Series 1996-2

      Opening Class A Principal Balance                                                    95,352,731.61      163,045,052.34
      Class A Interest Rate                                                                         6.79%               6.87%
      30/360*Class A Interest Rate                                                                  0.57%               0.57%
      Current Class A Interest
        Distribution                                                                          539,537.54          933,432.92
      Prior Class A Interest Arrearage                                                              0.00                0.00

      Class A Interest Due                                                                    539,537.43          933,432.92


Class A Principal Schedule                                                                 Series 1996-1       Series 1996-2

      Opening Class A Principal Balance                                                    95,352,731.61      163,045,052.34
      Prior Months Series ADCB                                                            104,287,560.88      177,427,184.63
      Current Months Series ADCB                                                          100,897,507.99      175,102,709.16
                                                                                          --------------      --------------
                                                              Difference                    3,390,052.89        2,324,475.47
                                                              Class A Share                        92.00%              92.00%
                                                              Scheduled Principal Due       3,118,848.66        2,138,517.43

      Current Prepayments                                                                     733,825.95        1,220,181.02
      Current Defaults                                                                        357,368.86          582,062.27

                                                              Class A Total Due             4,210,043.47        3,940,760.72

      Prior Class A Arrearage                                                                       0.00                0.00

      Class A Principal Due                                                                 4,210,043.47        3,940,760.72

      Class A Principal Distribution                                                        4,210,043.47        3,940,760.72

      Current Class A Arrearage                                                                     0.00                0.00

      Interim Class A Principal
       Balance after Current Distribution                                                  91,142,688.14      159,104,291.62

      Accelerated Class A
        Distribution Amount                                                                         0.00                0.00

      Ending Class A Principal
        Balance after Current Distribution                                                 91,142,688.14      159,104,291.62


Class B Interest Schedule                                                                  Series 1996-1          Series 1996-2

      Opening Class B Principal Balance                                                     4,467,414.48        7,191,066.09
      Class B Interest Rate                                                                         7.53%               7.54%
      30/360*Class B Interest Rate                                                                  0.63%               0.63%
      Current Class B Interest Distribution                                                    28,033.03           45,183.87
      Prior Class B Interest Arrearage                                                              0.00                0.00

      Class B Interest Due                                                                     28,033.03           45,183.87


Class B Principal Schedule                                                                 Series 1996-1       Series 1996-2

      Opening Class B Principal Balance                                                     4,467,414.48        7,191,066.09
      Prior Months Series ADCB                                                            104,287,560.88      177,427,184.63
      Current Months Series ADCB                                                          100,897,507.99      175,102,709.16
                                                                                          --------------      --------------
                                                              Difference                    3,390,052.89        2,324,475.47
                                                              Class B Share                         4.00%               4.00%
                                                              Scheduled Principal Due         135,602.12           92,979.02

      Current Prepayments                                                                           0.00                0.00
      Current Defaults                                                                              0.00                0.00

                                                              Class B Total Due               135,602.12           92,979.02

      Prior Class B Arrearage                                                                       0.00                0.00

      Class B Principal Due                                                                   135,602.12           92,979.02

      Class B Principal Distribution                                                          135,602.12           92,979.02

      Current Class B Arrearage                                                                     0.00                0.00

      Interim Class B Principal
       Balance after Current Distribution                                                   4,331,812.36        7,098,087.07

      Accelerated Class B
       Distribution Amount                                                                          0.00                0.00

      Ending Class B Principal
       Balance after Current Distribution                                                   4,331,812.36        7,098,087.07


Class C Interest Schedule

      Opening Class C Principal Balance                                                     4,467,414.48        7,191,066.09
      Class C Interest Rate                                                                         9.05%               9.22%
      30/360*Class C Interest Rate                                                                  0.75%               0.77%
      Current Class C Interest Distribution                                                    33,691.75           55,251.36
      Prior Class C Interest Arrearage                                                              0.00                0.00
      Class C Default Rate                                                                         10.05%              10.22%
      30/360*Class C Interest Default Rate                                                          0.84%               0.85%
      Interest on Interest Arrearage                                                                0.00                0.00

      Class C Interest Due                                                                     33,691.75           55,251.36

      Class C Interest Paid                                                                    33,691.75           55,251.36
      Class C Interest Arrearage                                                                    0.00                0.00


Class C Principal Schedule

      Opening Class C Principal Balance                                                     4,467,414.48        7,191,066.09
      Prior Months Series ADCB                                                            104,287,560.88      177,427,184.63
      Current Months Series ADCB                                                          100,897,507.99      175,102,709.16
                                                                                          --------------      --------------
                                                              Difference                    3,390,052.89        2,324,475.47
                                                              Class C Share                         4.00%               4.00%
                                                              Scheduled Principal Due         135,602.12           92,979.02

      Prior Class C Arrearage                                                                       0.00                0.00

      Class C Principal Due                                                                   135,602.12           92,979.02

      Class C Principal Distribution                                                          135,602.12           92,979.02

      Current Class C Arrearage                                                                     0.00                0.00

      Interim Class C Principal
        Balance after Current Distribution                                                  4,331,812.36        7,098,087.07

      Accelerated Class C Distribution Amount                                                       0.00                0.00

      Ending Class C Principal
        Balance after Current Distribution                                                  4,331,812.36        7,098,087.07


Servicing Fee Schedule

      Contract Pool ADCB                                       281,714,745.51
      Servicing Rate                                                     0.60%
      Monthly Servicing Rate                                             0.05%
      Prior Servicing Fee Arrearage                                      0.00
      Current Servicer Fee                                         140,857.37
      Servicer Fee Due                                             140,857.37
      Current Servicing Fee Arrearage                                    0.00



Reserve Account Schedule                                       Reserve Account             Series 1996-1       Series 1996-2
      Prior Month Balance                                        2,817,147.46
      Series ADCB                                              273,106,779.05
      Required Balance (Series ADCB * 1.00%)                     2,731,067.79
      Current Period Draw on Reserve                                     0.00
      Required Deposit to Reserve Account                                                   0.00                0.00
      Actual Deposit to Reserve Account                                                     0.00                0.00
      Newcourt Advance Released from Reserve Account               (86,079.67)
      Ending Reserve Account Balance                             2,731,067.79



                                                            NEWCOURT-TREASURY

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events                          October 1996


Restricting Event Calculations

    (1)    Event of Default under the
           Servicing Agreement (Yes/No)                             no

          (a)   ADCB Delinquencies
                3 Month Rolling Avg. ADCB                    281,270,196

                Delinquency Ratio                                   0.65%

                Maximum Delinquency Ratio                           2.00%

          (b)   Annualized ADCB Defaulted Contracts Ratio           0.36%
                Maximum Default Ratio                               1.00%

          (c)   Reserve plus APB Subordination                       no

          (d)   Restricting Event under any Indenture                no

Portfolio Performance Tests

                                                    1 month        2 months        3 months      4 months        5 months
                                                     prior           prior           prior         prior          prior
                                     Current:      (yes/no)        (yes/no)        (yes/no)      (yes/no)        (yes/no)

           Event of Default:            no            no              no              no            no              no


                                                                                         Monthly           Weighted
Delinquencies                                  Delinquencies            ADCB           Delinquency          Average
            0

                         2 months prior             1,495,513        288,989,064          0.52%              0.18%
                         1 month prior              1,978,633        281,714,746          0.70%              0.23%
                         Current                    1,988,977        273,106,779          0.73%              0.24%
                                                                                          ----               ----
                                                                                          0.65%              0.65%

                                                  Delinquency Ratio:                      0.65%
                                                  Maximum Delinquency Ratio:              2.00%

                                                                  Monthly
Charge-Offs                    Charge-Offs       ADCB             Defaults
                               -----------       ----             --------
   0
         5 months prior           7,340         121,604,525          0.01%
         4 months prior           56,833        115,777,793          0.05%
         3 months prior           27,072        111,267,022          0.02%
         2 months prior           33,884        288,989,064          0.01%
         1 month prior            125,114       281,714,746          0.04%
         Current                  112,060       273,106,779          0.04%
                                  -------       -----------          ----
                                  362,303       1,192,459,928        0.03%

         Average ADCB                                         198,743,321
         Annualized Maximum Charge-Off Ratio:                        1.00%
         1% of Average ADCB                                     1,987,433
         Sum of Charge-Offs * 2                                   724,606
         Annualized Charge-Off Ratio:                                0.36%


Series 1996-1 Enhancement Floor
    0

         Enhancement Floor                                  2,925,889

         Amounts on deposit in the Reserve Account          2,731,068
         Series Allocation Percentage                          41.01%
         ADCB less Aggregate Principal Amount of
         Class A Notes                                      7,572,430
                                                            ---------
                                                            8,692,316

Series 1996-2 Enhancement Floor
    0

         Enhancement Floor                                  4,152,983

         Amounts on deposit in the Reserve Account          2,731,068
         Series Allocation Percentage                          58.99%
         ADCB less Aggregate Principal Amount of
         Class A Notes                                     14,196,174
                                                           ----------
                                                           15,807,356


Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Certificate Schedule                       October 1996


CERTIFICATE FACTORS

                            Series                     Series
                            1996-1                     1996-2

   Class A
   Current A Balance       91,142,688                 159,104,292
   Initial A Balance       119,656,814                169,810,862

   Certificate Factor:     0.7617007765               0.9369500253

   Class B
   Current B Balance       4,331,812                  7,098,087
   Initial B Balance       5,202,470                  7,383,081

   Certificate Factor:     0.8326453319               0.9613990560

   Class C
   Current C Balance       4,331,812                  7,098,087
   Initial C Balance       5,202,470                  7,383,081

   Certificate Factor:     0.8326453319               0.9613990560


DELINQUENCIES
                            Delinquencies         ADCB            Monthly
                                                               Delinquencies

   Current                    259,619,263     273,106,779          95.06%
   31-60 Days Past Due        11,498,540      273,106,779           4.21%
   61-90 Days Past Due        1,988,977       273,106,779           0.73%


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